UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2018
__________________________________________

WESTMORELAND RESOURCE PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463
_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 9, 2018, the New York Stock Exchange (the “NYSE”) suspended trading in the common units of Westmoreland Resource Partners, LP (the “Company”) at the market opening and notified the Company that its common units are no longer suitable for listing pursuant to Section 802.01D of the NYSE continued listing standards. The NYSE reached this decision in view of the Company’s October 9, 2018 announcement that it and certain of its subsidiaries had filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas as previously disclosed. In addition, the NYSE advised the Company that its application to the Securities and Exchange Commission to delist the Company’s common units was pending, subject to the completion of applicable procedures. In reaching its delisting determination, the staff of the NYSE also noted the uncertainty as to the timing and outcome of the bankruptcy process, as well as the ultimate effect of the process on the value of the Company’s common units.

Under the NYSE listing procedures, the Company has a right to a review of this determination by a Committee of the Board of Directors of the NYSE, provided a written request for such review is filed with the Assistant Corporate Secretary of the NYSE within ten business days after receiving the notice of delisting. The Company has decided not to seek this review.

As a result of the delisting notice, the Company’s common units are currently trading on the OTC Pink Marketplace under the symbol “WMLPQ.” The Company can provide no assurance that its common units will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common units on this market, whether the trading volume of the Company’s common units will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common units will continue on this market in the future.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WESTMORELAND RESOURCE PARTNERS, LP
Date: October 10, 2018    By:      /s/ Samuel N. Hagreen_______________
Samuel N. Hagreen
Corporate Secretary and
Associate General Counsel